EXHIBIT 99.2


                         NOTICE OF GUARANTEED DELIVERY
                                      for
                              3.80% NOTES DUE 2008
                                      and
                              5.30% NOTES DUE 2015

                                       of
                          INTERNATIONAL PAPER COMPANY


     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of International Paper Company, a New York corporation (the "Company"), made pursuant to the Prospectus, dated o, 2003 (as the same may be amended or supplemented from time to time the "Prospectus"), if certificates for the outstanding 3.80% Notes due 2008 and the outstanding 5.30% Notes due 2015 (collectively, the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit the Old Notes, the Letter of Transmittal and all other required documents to reach The Bank of New York (the "Exchange Agent") on or prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. This Notice of Guaranteed Delivery may be delivered by hand, overnight courier or mail, or transmitted by facsimile transmission, to the Exchange Agent as set forth below. See "The Exchange Offer--Procedures for Tendering" in the Prospectus. Capitalized terms used herein but not defined herein have the respective meanings given to them in the Prospectus.

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THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON o, 2003 UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE").
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                  To: The Bank of New York, as Exchange Agent

     By Registered or Certified Mail:          By Overnight Courier/Hand:


            The Bank of New York                   The Bank of New York
         101 Barclay Street, 7 East                 101 Barclay Street
             New York, NY 10286                     New York, NY 10286
     Attention: Reorganization Section       Corporate Trust Services Window
            Mr. Bernard Arsenec                        Ground Level
                                               Attn: Reorganization Section
                                                   Mr. Bernard Arsenec


                    By Facsimile for Eligible Institutions:
                                 (212) 815-6339

                             Confirm by Telephone:
                                 (212) 815-5920


     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS, OR TRANSMISSION VIA FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THIS NOTICE OF GUARANTEED DELIVERY IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON THE LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE SIGNATURE BOX ON THE LETTER OF TRANSMITTAL.

                             Ladies and Gentlemen:

     The undersigned hereby tender(s) to the Company, upon the terms and subject to the conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which is hereby acknowledged, the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer--Guaranteed Delivery Procedures."

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

_______________________________________      ___________________________________

    PLEASE SIGN AND COMPLETE                 Name(s) of Registered Holder(s):

Signature(s) of Owner(s) or                  ___________________________________
                                             ___________________________________
Authorized Signatory:__________________      Address:___________________________
_______________________________________      ___________________________________

Principal Amount of Old Notes Tendered:*     Area Code and Telephone No.:_______
_______________________________________
_______________________________________      If Old Notes will be tendered by
                                             book-entry transfer provide the
Certificate No(s). of Old Notes              following information:
(if available):
_______________________________________      Signature:_________________________
_______________________________________
                                             DTC Account Number:________________

Date:__________________________________      Date:______________________________

_______________________________________      ___________________________________


     This Notice of Guaranteed Delivery must be signed by the holder(s) of Old Notes exactly as its (their) name(s) appear on certificates for Old Notes or on a security position listing as the owner of Old Notes, or by person(s) authorized to become holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information.

                      Please print name(s) and address(es)

                                   Name(s):
________________________________________________________________________________
________________________________________________________________________________

                                   Capacity:
________________________________________________________________________________
________________________________________________________________________________

                                 Address(es):
________________________________________________________________________________
________________________________________________________________________________


     DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.

     THE GUARANTEE ON THE REVERSE SIDE MUST BE COMPLETED

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*    Must be in denominations of principal amount of $1,000 and integral multiples of $1,000 in excess thereof, provided that if fewer than all of the Old Notes of a holder are tendered for exchange, the untendered principal amount of the holder's remaining Old Notes must be $1,000 or any integral multiple of $1,000 in excess thereof.


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


                                   GUARANTEE
                    (Not to Be Used for Signature Guarantee)

     The undersigned, a firm or other entity identified in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act") as an "eligible guarantor institution," including (as such terms are defined therein): (i) a bank; (ii) a broker, dealer, municipal securities broker, municipal securities dealer, government securities broker or government securities dealer; (iii) a credit union; (iv) a national securities exchange, registered securities association or clearing agency; or (v) a savings association that is a participant in a Securities Transfer Association recognized program (each of the foregoing being referred to as an "Eligible Institution"), hereby guarantees to deliver to the Exchange Agent at the address set forth above, either the Old Notes tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Notes to the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, in either case together with one or more properly completed and duly executed Letters of Transmittal (or facsimile thereof or agent's message in lieu thereof) and any other required documents within three New York Stock Exchange trading days after the Expiration Date.

     The undersigned acknowledges that it must deliver the Letter of Transmittal (or agent's message in lieu thereof) and Old Notes tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

____________________________________      ______________________________________

Name of Firm:_______________________      ______________________________________
                                                  (Authorized Signature)
Address:____________________________
____________________________________      Name:_________________________________
        (Include Zip Code)
                                          Title:________________________________
Area Code and
Telephone No.:______________________      Date:_________________________________

____________________________________      ______________________________________


     DO NOT SEND OLD NOTES WITH THIS NOTICE OF GUARANTEED DELIVERY. NOTES SHOULD BE SENT TO THE EXCHANGE AGENT TOGETHER WITH A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL.


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